Vanguard

Vanguard S&P 500 ETF

Supplement to the Prospectus Dated April 12, 2013

Vanguard 500 Index Fund has announced a one-for-two reverse share split of the Fund's ETF Shares. The share split does not affect holders of conventional shares of the Fund. The Fund's ETF Shares are expected to begin trading at the higher, split-adjusted price on October 24, 2013.

PS 968 092013

Vanguard

Vanguard Index Funds

Supplement to the Statement of Additional Information Dated April 12, 2013 (revised August 12, 2013)

Important Change to Vanguard 500 Index Fund ETF Shares

Vanguard 500 Index Fund has announced a one-for-two reverse share split of the Fund's ETF Shares. The share split does not affect holders of conventional shares of the Fund. The Fund's ETF Shares are expected to begin trading at the higher, split-adjusted price on October 24, 2013.

SAI 040 092013